                                                                 EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K into Source Media, Inc.'s previously filed
Form S-8 Registration Statements File No. 333-31439, 333-30197, 333-00142 and 333-00144 and Source Media, Inc.'s previously filed Form S-3 Registration Statement No. 333-37279.


Arthur Andersen LLP
Kansas City, Missouri,
  November 7, 1997